SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 18, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        (Date of earliest event reported)

--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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Delaware                            0-14815                         25-2413363
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(State of other jurisdiction       (Commission File Number)       (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                             ip Code)


                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



         On April 18, 2001 Progress Financial Corporation reported first quarter earnings of $425,000 or diluted earnings per share of $.07. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.


        On April 18, 2001, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   April 18, 2001                 By:      /s/ Michael B. High
                                            -----------------------------------
                                            Michael B. High
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX




    Exhibit Number                                           Description


       99(a) Press Release on First Quarter 2001 earnings distributed on April 18, 2001


       99(b)               Analyst package distributed on April 18, 2001

                                  Exhibit 99(a)


                                      99(a)
                  Press Release on First Quarter 2001 Earnings
                          Distributed on April 18, 2001

NEWS RELEASE

Contact: Michael B. High, CFO/Executive Vice President
                  (610) 941-4804
                  Dorothy Jaworski, Director of Investor Relations
                  (484) 322-4822

For immediate release:

             Progress Financial Corporation Announces First Quarter
                  Net Income of $425,000 or $.07 per share and
              Operating Earnings of $1.2 million or $.21 per share


         Blue Bell, PA, April 19, 2001 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC) today reported first quarter 2001 earnings of $425,000, or diluted earnings per share of $.07. Operating earnings, which excludes gains (losses) on sales of securities, equity in unconsolidated entities, client warrant income, additional loan loss provisions, income from discontinued operations and conversion costs, net of tax, for the first quarter of 2001 were $1.2 million, or diluted earnings per share of $.21, compared to $853,000, or diluted earnings per share of $.14 in the first quarter of 2000.

         Net income for the three months ended March 31, 2001 totaled $425,000, or diluted earnings per share of $.07, compared to net income of $1.5 million, or diluted earnings per share of $.26, for the three months ended March 31, 2000. Results for the three months ended March 31, 2001 included losses of $2.0 million from client warrants, due to the previously announced permanent impairment of U.S. Interactive, Inc., compared to gains of $2.6 million for the comparable period in 2000, which were primarily due to market appreciation on these same warrants recorded in accordance with FASB 133. The loss was partially offset by a $1.3 million gain on sales of securities in the first quarter of 2001 compared to a $112,000 loss in the first quarter of 2000.

         Commenting on the first quarter results, W. Kirk Wycoff, President and CEO, stated, "Although the quarter included a number of non-operating gains and losses, the Company increased its operating earnings by nearly 45% as it expanded its franchise by opening new offices in Warrington and Bensalem, Pennsylvania, both in Bucks County. We are especially pleased with the 23 percent growth in fee income primarily due to an increase in management fees generated by the Company's subsidiary, Progress Capital Management, Inc., which manages the mezzanine debt and venture capital funds, and consulting fees generated by the Company's subsidiary, KMR Management, Inc., which provides consulting services for commercial clients. We are also pleased with the commissions generated by our wealth management group, Progress Financial Resources, Inc., during a difficult period of market volatility."

         Average earning assets for the first quarter of 2001 were $829.5 million compared to $721.9 million for the same period in 2000. The growth in average assets relates primarily to purchases of mortgage-backed securities and higher commercial loan production funded by higher levels of deposits. Consequently, tax-equivalent interest income for the first quarter of 2001 increased $2.1 million, or 14%, over the same period in 2000. Tax-equivalent net interest income increased $551,000 to $8.2 million, or by 7%, compared to the first quarter of 2000 level of $7.7 million. The net interest margin was 4.03% compared to 4.28% for the same period in 2000 and 3.99% for the fourth quarter of 2000. This margin stability in an environment of sharply declining rates evidences the Company's commitment to managing interest rate risk.

         Loans and leases outstanding totaled $556.5 million at March 31, 2001 compared to $543.1 million at December 31, 2000. This increase was primarily due to increases in commercial business, construction and commercial real estate loans. These increases were partially offset by sales in lease receivables. The Company reported non-performing assets of $7.4 million at March 31, 2001 compared to $5.8 million at December 31, 2000. The increase in non-performing assets is primarily the result of additional non-accural leases amounting to $1.2 million. The Company's non-performing assets to total assets ratio at March 31, 2001 was .81% compared to .63% at December 31, 2000. The non-performing loans to assets ratio was .66% at March 31, 2001 compared to .44% at December 31, 2000.

         The ratio of the allowance for loan and lease losses to total loans and leases has increased to 1.39% at March 31, 2001 compared to 1.36% at December 31, 2000.

         Non-interest income for the quarter ended March 31, 2001 amounted to $3.1 million, compared to $4.9 million for the same period in 2000. During the quarter, the Company recognized losses of $2.0 million from client warrant compared to gains of $2.6 million in the same period of 2000. Loss in the unconsolidated entities was $27,000 during the quarter ended March 31, 2001 compared with losses of $955,000 in the 2000 quarter. The 2000 losses in the unconsolidated entities primarily relate to the Ben Franklin mezzanine debt fund and NewSpring Ventures capital fund. Securities gains of $1.3 million were realized during the first quarter of 2001 compared to losses of $112,000 for the same quarter of 2000. Securities gains during 2001 included a $708,000 gain on the disposition of the Company's investment in NewSeasons Assisted Living Communities Series B and C stock as previously reported. Fee income increased $650,000 primarily due to management fees generated by the Company's subsidiary Progress Capital Management, Inc., and consulting fees generated by the Company's subsidiary KMR Management, Inc.

         Total non-interest expense was $9.5 million for the quarter ended March 31, 2001 compared to $9.2 million for the quarter ended March 31, 2000. Excluding non-recurring expense of $124,000 in 2000 related to conversion costs, non-interest expense increased $450,000. This increase was primarily due to increases in salaries and employee benefits of $206,000 as a result of additional employees to staff new bank branches, the acquisition of KMR Management, Inc., and from other new positions established within the Company. Professional services expense increased $200,000 mainly due to the business activities of KMR. Capital securities expense increased $162,000 due to the issuance of $6.0 million of 11.445% capital securities in July 2000.


         Total assets decreased slightly to $904.9 million at March 31, 2001 from $914.2 million at December 31, 2000. Total deposits decreased to $595.2 million at March 31, 2001 from $617.5 million at December 31, 2000, primarily due to the maturity of wholesale brokered certificates of deposit of $15.0 million.

         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through eighteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through Progress Business Credit. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania, and Woodbridge, New Jersey. The Company also receives fees for construction and development of activities through Progress Development Corporation; fees for venture capital management services provided by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on The Nasdaq Stock MarketSM under the Symbol "PFNC".

                             FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                  March 31,     December 31,
                                                                                     2001           2000
                                                                                --------------- -------------
Assets:                                                                          (Unaudited)     (Audited)
Cash and due from banks:
   Non-interest bearing                                                         $  14,009        $  25,360
   Interest bearing                                                                16,548           59,637
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $246,970  and $207,795)      247,257          205,166
   Held to maturity at amortized cost (fair value: $37,350 and $40,225)            37,278           41,940
Loans and leases, net (net of reserve: $7,708 and $7,407)                         548,749          535,712
Premises and equipment                                                             19,491           18,343
Other assets                                                                       21,575           28,091
                                                                                 ---------        --------
     Total assets                                                                $904,907         $914,249
                                                                                 =========        ========

Liabilities and Shareholders' Equity
Liabilities:
Deposits                                                                         $595,172         $617,543
Short-term borrowings                                                              67,738           79,360
Other liabilities                                                                  20,695           31,954
Long-term Debt:
   Federal Home Loan Bank advances                                                127,000          102,000
   Other debt                                                                      19,000           10,000
Subordinated Debt                                                                   3,000            3,000
                                                                                 --------          -------
    Total liabilities                                                             832,605          843,857
                                                                                 --------          -------
  Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the            20,239           20,232
  Corporation

Commitments and contingencies                                                          --             --

Shareholders' equity:
Serial preferred - 1,000,000 shares authorized but unissued                            --             --
Junior participating preferred stock - $.01 par value - 1,010 shares                   --             --
   authorized but unissued
Common stock, $1 par value; 12,000,000 shares authorized; 5,834,000 and
   5,814,000 shares issued, including treasury shares of 185,000 and 125,000        5,834            5,814
Other shareholders' equity, net                                                    46,099           46,145
Net accumulated other comprehensive income (loss)                                     130           (1,799)
                                                                                 --------         --------
   Total shareholders' equity                                                      52,063           50,160
                                                                                 --------         --------
  Total liabilities, Corporation-obligated mandatorily redeemable capital
  securities of subsidiary trust holding and shareholders' equity                $904,907         $914,249
                                                                                 ========         ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                              Three Months Ended
                                                                  March 31,
                                                              2001            2000
                                                         ---------------- ---------------
                                                           (Unaudited)     (Unaudited)
Interest  income:
  Loans and leases, including fees                             $12,675        $11,945
  Mortgage-backed securities                                     3,277          2,064
  Investment securities                                            990            963
  Other                                                            356            239
                                                               -------        -------
    Total interest income                                       17,298         15,211

Interest expense:
  Deposits                                                       6,666          5,209
  Short-term borrowings                                            647            888
  Long-term borrowings                                           1,866          1,518
                                                               -------        -------
    Total interest expense                                       9,179          7,615

Net interest income                                              8,119          7,596
Provision for  loan and lease losses                             1,047          1,058
                                                               -------        -------
      Net interest income after provision for loan and           7,072          6,538
      lease losses

Non-interest income:
  Service charges on deposits                                      585            542
  Lease financing fees                                             277            290
  Mutual fund, annuity and insurance commissions                   800            879
  Loan brokerage and advisory fees                                 223            521
  Private equity fund management fees                              614            374
  Gain (loss) from sale of securities                            1,258           (112)
  Client warrant income                                         (1,959)         2,600
  Equity (loss) in unconsolidated entities                         (27)          (955)
  Fees and other                                                 1,287            741
                                                               -------        -------
      Total non-interest income                                  3,058          4,880
                                                               -------        -------

Non-interest expense:
  Salaries and employee benefits                                 4,990          4,784
  Occupancy                                                        613            595
  Data processing                                                  215            405
  Furniture, fixtures and equipment                                546            468
  Professional services                                            815            615
  Capital securities expense                                       561            399
  Other                                                          1,780          1,928
                                                               -------        -------
      Total non-interest expense                                 9,520          9,194
                                                               -------        -------

Income from continuing operations before income taxes              610          2,224
Income tax expense                                                 185            739
                                                               -------        -------
Income from continuing operations                                  425          1,485
Income from discontinued operations, net of tax                     --             53
                                                               -------        -------
Net income                                                        $425         $1,538
                                                               =======        =======

Basic income from continuing operations per common share          $.07           $.25
                                                                  ====           ====
Diluted income from continuing operations per common share        $.07           $.25
                                                                  ====           ====
Basic net income per common share                                 $.07           $.26
                                                                  ====           ====
Diluted net income per common share                               $.07           $.26
                                                                  ====           ====

Dividends per common share                                        $.06           $.05
                                                                  ====           ====

Basic average common shares outstanding                      5,684,940      5,846,695
                                                             =========      =========

Diluted average common shares outstanding                    5,829,134      6,048,070
                                                             =========      =========

                         Progress Financial Corporation
                                Supplemental Data




                                                         Three Months Ended         Three Month Ended
                                                             March 31,                  December 31,
                                                        2001            2000                2000
                                                   --------------- ---------------- ------------------

Profitability Measures:
Return on average assets                                 .20%            .79%                 .63%
Return on average equity                                3.31           12.81                11.41
Net interest spread (FTE) (2)                           3.24            3.65                 3.27
Net interest margin (FTE) (2)                           4.03            4.28                 3.99
Efficiency ratio                                       67.60           69.01                74.37
Diluted net income per common share (1)               $  .07        $    .26             $    .24

Selected Loan Data:
Non-performing assets                                 $7,358          $4,139               $5,784
Ratio of non-performing assets to total assets           .81%            .50%                 .63%
Ratio of allowance for loan and lease losses
   to total loan and leases receivable                  1.39            1.04                 1.36
Ratio of allowance for loan and lease losses
   to non-performing loan and leases receivable       128.42          135.73               183.61
Loan delinquency ratio                                  2.39            2.18                 2.25
Ratio of loans and leases to deposits                  93.50           98.73                87.95

Selected Equity Data:
Book value per share (1)                               $9.22           $7.98                $8.82
Tangible book value per share (1)                       8.76            6.98                 8.28
Dividends per common share (1)                           .06             .05                  .06
Average equity to average assets                        5.89%           6.20%                5.56%
Tier 1 risk-based capital ratio (Bank)                 10.61            9.05                 9.79
Total risk-based capital ratio (Bank)                  11.86           10.06                11.04
Tier 1 leverage ratio (Bank)                            6.95            6.22                 6.46

Selected Average Balances:
   Loans, gross                                     $546,195        $521,526             $565,995
   Earning assets                                    829,546         721,929              835,202
   Total assets                                      883,552         778,755              894,731
   Deposits                                          610,972         526,196              604,321
   Equity                                             52,027          48,298               49,723


(1)      Per share amounts have been restated to reflect the 5% stock dividend distributed to shareholders on August 31, 2000.
(2)      FTE represents a fully tax equivalent basis.


                         Progress Financial Corporation
                              Supplemental Balances




Period-End Balances At :                                      March 31, 2001        December 31, 2000          % Change
                                                           ---------------------- ---------------------- ----------------------

Loans and Leases, Net:
Commercial business                                               $185,974                   $175,972               5.7%
Commercial real estate                                             184,957                    178,874               3.4
Construction, net of loans in process                               68,909                     60,172              14.5
Single family residential real estate                               32,861                     34,676              (5.2)
Consumer                                                            37,373                     37,242                .4
Leases receivable                                                   46,383                     56,183             (17.4)
                                                           ---------------------- ---------------------- ----------------------
         Total loans and leases                                    556,457                    543,119               2.5
Allowance for loan and lease losses                                 (7,708)                    (7,407)              4.1
                                                           ---------------------- ---------------------- ----------------------
         Loans and leases, net                                    $548,749                   $535,712               2.4%
                                                           ====================== ====================== ======================

Deposits:
Non-interest-bearing demand deposits                              $ 67,105                   $ 88,356             (24.1)%
NOW and SuperNow                                                   112,062                    104,047               7.7
Money Market                                                        39,382                     37,157               6.0
Passbook and Statement Savings                                      28,327                     27,337               3.6
Time deposits                                                      348,296                    360,646              (3.4)
                                                           ---------------------- ---------------------- ----------------------
         Total Deposits                                           $595,172                   $617,543              (3.6)%
                                                           ====================== ====================== ======================



                                 Exhibit 99(b)


                                     99(b)

                 Analyst Package Distributed on April 18, 2001

                                                                                       Three months ended
                                                                                           March 31,
                                                                       -----------------------------------------------
                                                                                                              Percent
                                                                           2001                 2000           change
                                                                       -----------           ----------       --------
Per Common Share Data
---------------------
Net income:
  Basic                                                                    $0.07               $0.26           -73.08%
   Diluted                                                                 $0.07               $0.26           -73.08%
Cash dividends declared                                                    $0.06               $0.04            50.00%
Book value                                                                 $9.22               $7.98            15.54%
Tangible book value                                                        $8.76               $6.98            25.50%
Average shares outstanding:
   Basic                                                               5,684,940           5,846,695            -2.77%
   Diluted                                                             5,829,134           6,048,070            -3.62%

Financial Ratios
----------------
Return on average shareholders' equity                                     3.31%              12.81%           -74.13%
Return on average total assets                                             0.20%               0.79%           -75.44%
Average yield on earning assets                                            8.51%               8.52%            -0.12%
Average rate on interest bearing liabilities                               5.27%               4.87%             8.21%
Net interest spread                                                        3.24%               3.65%           -11.23%
Net interest margin (FTE)                                                  4.03%               4.28%            -5.84%
Efficiency ratio                                                          67.60%              69.01%            -2.04%
Risk-based capital - Tier 1                                               10.61%               9.05%            17.24%
                         - Total capital                                  11.86%              10.06%            17.89%
Tier 1 leverage ratio                                                      6.95%               6.22%            11.74%
Average shareholders' equity/average total assets                          5.89%               6.20%            -5.06%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                                                $ 7,708             $ 5,618            37.20%
Allowance for loan losses/Loans                                            1.39%               1.04%            33.65%
Net charge-offs(recoveries)                                                $ 746             $ 1,367           -45.43%
Net charge-offs/Average loans (annualized)                                 0.55%               1.05%           -47.46%
Nonperforming assets                                                     $ 7,358             $ 4,139            77.77%
Nonperforming assets/Total loans plus OREO                                 1.34%               0.77%            74.03%
Nonperforming assets/Total assets                                          0.81%               0.50%            62.00%
Allowance for loan losses/Nonperforming loans                            128.42%             135.73%            -5.39%

Average Balances (in thousands)
-------------------------------
Loans and leases(gross of reserves)                                     $546,195            $521,526             4.73%
Earning assets                                                           829,546             721,929            14.91%
Total assets                                                             883,552             778,755            13.46%
Deposits                                                                 610,972             526,196            16.11%
Interest bearing liabilities                                             706,405             629,020            12.30%
Shareholders' equity                                                      52,027              48,298             7.72%

Period End Balances (in thousands)
----------------------------------
Loans and leases(gross of reserves)                                    $ 556,457            $540,702             2.91%
Total assets                                                             904,907             822,611            10.00%
Deposits                                                                 595,172             547,640             8.68%
Total liabilities                                                        832,605             761,762             9.30%
Shareholders' equity                                                      52,063              46,393            12.22%


                                                                             Three months ended
                                                                                  March 31,
                                                                  -------------------------------------
                                                                                               Percent
                                                                     2001          2000         change
                                                                  -----------    ---------    ---------
TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)                                               $8,235        $7,684           7%
FTE adjustment                                                           (116)          (88)         32%
                                                                       -------       -------      ------
Net interest income                                                     8,119         7,596           7%
Provision for losses on loans                                           1,047         1,058          -1%

Non-Interest Income:
  Service charges on deposits                                             585           542           8%
  Lease financing fees                                                    277           290          -4%
  Mutual fund, annuity and insurance commissions                          800           879          -9%
  Loan brokerage and advisory fees                                        223           521         -57%
  Private equity fund management fees                                     614           374          64%
  Gain(loss) from sale of securities                                    1,258          (112)      -1223%
  Client warrant income (loss)                                         (1,959)        2,600        -175%
  Equity (loss) in unconsolidated entities                                (27)         (955)        -97%
  Fees and other income                                                 1,287           741          74%
                                                                       -------       -------      ------
    Total non-interest income                                           3,058         4,880         -37%

Non-Interest Expenses:
  Salaries and employee benefits                                        4,990         4,784           4%
  Occupancy                                                               613           595           3%
  Data processing                                                         215           405         -47%
  Furniture, fixtures and equipment                                       546           468          17%
  Loan and real estate owned expenses, net                                284           231          23%
  Professional services                                                   815           615          33%
  Capital securites expense                                               561           399          41%
  Other                                                                 1,496         1,697         -12%
                                                                       -------       -------       -----
    Total non-interest expenses                                         9,520         9,194           4%
                                                                       -------       -------       -----

Income from continuing operations before income taxes                     610         2,224         -73%
Provision for income tax expense                                          185           739         -75%
                                                                       -------       -------       -----
Income from Continuing Operations                                         425         1,485         -71%

  Income from discontinued operations, net of tax                           -            53        -100%
                                                                       -------       -------       -----
Net income                                                               $425        $1,538         -72%
                                                                       =======       =======       =====



QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                         Fourth          Third          Second           First             Year-
                              2000                         Quarter        Quarter         Quarter         Quarter           to-date
                              ----                        ---------      ---------      ----------       ---------       -----------

FTE interest income                                       $18,449         $17,256        $16,418          $15,299         $67,422
Interest expense                                           10,069           9,091          8,400            7,615          35,175
                                                          ---------      ---------      ----------       ---------       -----------

FTE net interest income                                     8,380           8,165          8,018            7,684          32,247
Less: FTE adjustment                                         (133)            (86)           (87)             (88)           (394)
                                                          ---------      ---------      ----------       ---------       -----------

Net Interest Income                                         8,247           8,079          7,931            7,596          31,853

Provision for Losses on Loans                               1,666             517          1,175            1,058           4,416

Non-Interest Income:
  Service charges on deposits                                 514             493            687              542           2,236
  Lease financing fees                                        397             372            374              290           1,433
  Mutual fund, annuity and insurance commissions            1,710           1,056            960              879           4,605
  Loan brokerage and advisory fees                            540             591            541              521           2,193
  Private equity fund management fees                         614             615            632              374           2,235
  Gain(loss) from sale of securities                          270             373              2             (112)            533
  Client warrant income (loss)                                 41            (103)           985            2,600           3,523
  Equity (loss) in unconsolidated entities                   (802)              8         (1,042)            (955)         (2,791)
  Fees and other income                                     3,261             788            785              741           5,575
                                                          ---------      ---------      ----------       ---------       -----------

    Total non-interest income                               6,545           4,193          3,924            4,880          19,542

Non-Interest Expenses:
  Salaries and employee benefits                            5,406           4,903          5,087            4,784          20,180
  Occupancy                                                   618             576            513              595           2,302
  Data processing                                             223             239            231              405           1,098
  Furniture, fixtures and equipment                           563             556            560              468           2,147
  Loan and real estate owned expenses, net                    399             328            270              231           1,228
  Professional services                                       827             500            524              615           2,466
  Capital securites expense                                   572             537            399              399           1,907
  Other                                                     2,185           1,538          1,558            1,697           6,978
                                                          ---------      ---------      ----------       ---------       -----------

    Total non-interest expenses                            10,793           9,177          9,142            9,194          38,306

Income from Continuing Operations Before Income Taxes       2,333           2,578          1,538            2,224           8,673
Provision for income tax expense                              907             841            529              739           3,016
                                                          ---------      ---------      ----------       ---------       -----------

Income from Continuing Operations                           1,426           1,737          1,009            1,485           5,657

  Gain on sale of discontinued operations, net of tax           -               6          1,513                -           1,519
  Income from discontinued operations, net of tax               -               9             61               53             123
                                                          ---------      ---------      ----------       ---------       -----------

Net Income                                                 $1,426          $1,752         $2,583           $1,538          $7,299
                                                          =========      =========      ==========       =========       ===========

Other Data:
-----------
EPS - Basic income from continuing operations               $0.25           $0.30          $0.18            $0.25           $0.98
EPS - Diluted income from continuing operations             $0.24           $0.29          $0.17            $0.25           $0.95
EPS - Basic                                                 $0.25           $0.30          $0.45            $0.26           $1.26
EPS - Diluted                                               $0.24           $0.29          $0.43            $0.26           $1.22
ROA                                                          0.63%           0.83%          1.27%            0.79%           0.88%
ROE                                                         11.41%          14.33%         22.69%           12.81%          15.16%
Net interest margin (FTE)                                    3.99%           4.18%          4.25%            4.28%           4.17%
Dividends declared on common stock                           $0.06          $0.06          $0.05            $0.04           $0.21
FTE employees                                                  313            326            319              301             313
FTE employees -- Continued Operations                          313            326            319              279             313

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                        First
                              2001                                       Quarter
                                                                    -----------------

FTE interest income                                                          $17,414
Interest expense                                                               9,179
                                                                    -----------------

FTE net interest income                                                        8,235
Less: FTE adjustment                                                            (116)
                                                                    -----------------
Net Interest Income                                                            8,119

Provision for Losses on Loans                                                  1,047

Non-Interest Income:
  Service charges on deposits                                                    585
  Lease financing fees                                                           277
  Mutual fund, annuity and insurance commissions                                 800
  Loan brokerage and advisory fees                                               223
  Private equity fund management fees                                            614
  Gain(loss) from sale of securities                                           1,258
  Client warrant income                                                       (1,959)
  Equity (loss) in unconsolidated entities                                       (27)
  Fees and other income                                                        1,287
                                                                    -----------------
    Total non-interest income                                                  3,058

Non-Interest Expenses:
  Salaries and employee benefits                                               4,990
  Occupancy                                                                      613
  Data processing                                                                215
  Furniture, fixtures and equipment                                              546
  Loan and real estate owned expenses, net                                       284
  Professional services                                                          815
  Capital securites expense                                                      561
  Other                                                                        1,496
                                                                    -----------------
    Total non-interest expenses                                                9,520

Income from Continuing Operations Before Income Taxes                            610
Provision for income tax expense                                                 185
                                                                    -----------------
Income from Continuing Operations                                                425

  Gain on sale of discontinued operations, net of tax                              -
  Income from discontinued operations, net of tax                                  -
                                                                      ---------------
Net Income                                                                      $425
                                                                    =================

Other Data:
EPS - Basic income from continuing operations                                  $0.07
EPS - Diluted income from continuing operations                                $0.07
EPS - Basic                                                                    $0.07
EPS - Diluted                                                                  $0.07
ROA                                                                              .20%
ROE                                                                             3.31%
Net interest margin (FTE)                                                      4.03%
Dividends declared on common stock                                             $0.06
FTE employees                                                                    298
FTE employees--Continued Operations                                              298

ASSET QUALITY
(Unaudited)
                                                  2001                                           2000
                                                --------        --------------------------------------------------------------------
($ in thousands)                                  First            Year-        Fourth          Third         Second         First
Allowance for Loan Losses                        Quarter          to-date       Quarter         Quarter       Quarter       Quarter
-------------------------                       --------        ----------     ---------       ---------     ---------    ----------
 Balance at beginning of period                  $ 7,407          $ 5,927       $ 6,513         $ 6,527        $ 5,618      $ 5,927
Provision                                          1,047            4,416         1,666             517          1,175        1,058
 Charge-offs                                         782            3,618           839             704            542        1,533
                                                --------        ----------     ---------       ---------     ---------    ----------
 Recoveries                                          (36)            (682)          (67)           (173)          (276)        (166)
                                                --------        ----------     ---------       ---------     ---------    ----------
   Net loan charge-offs                              746            2,936           772             531            266        1,367
                                                --------        ----------     ---------       ---------     ---------    ----------
 Balance at end of period                        $ 7,708          $ 7,407       $ 7,407         $ 6,513        $ 6,527      $ 5,618
                                                --------        ----------     ---------       ---------     ---------    ----------

Allowance as percentage of loans                    1.39%            1.36%         1.36%           1.16%          1.20%        1.04%

Net charge-offs/average loans                       0.14%            0.54%         0.14%           0.10%          0.05%        0.26%

Allowance as percentage of
   non-performing loans                           128.42%          183.61%       183.61%         149.79%        162.08%      135.73%


Non-performing assets
---------------------
 Non-accrual loans and leases                    $ 6,002          $ 4,034       $ 4,034         $ 4,348        $ 4,027      $ 4,139
 Other real estate owned                           1,356            1,750         1,750           3,536          5,692            -
                                                --------        ----------     ---------       ---------     ---------    ----------
 Total non-performing assets                     $ 7,358          $ 5,784       $ 5,784         $ 7,884        $ 9,719      $ 4,139
                                                ========        ==========     =========       =========     =========    ==========
Non-performing assets to:
  Loans and leases plus OREO                       1.34%            1.08%          1.08%           1.41%          1.80%        0.77%
  Total assets                                     0.81%            0.63%          0.63%           0.90%          1.16%        0.50%

Loans past due 90 days                           $2,971           $4,502         $4,502          $2,015         $3,049       $4,569

Total under-performing loans                    $10,329          $10,286        $10,286          $9,899        $12,768       $8,708


AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                2001                                       2000
                                           ------------  ---------------------------------------------------------------------------

($ in thousands)                               First          Fourth         Third          Second         First            Year-
Average balances                              Quarter         Quarter       Quarter        Quarter        Quarter         to-date
-----------------                          ------------  ---------------------------------------------------------------------------
 Cash and due from banks (Interest-earning)  $ 26,385       $ 27,595       $ 18,630       $ 22,015      $ 16,945         $ 21,244
 Trading securities                                 -              -              -              -         1,077              264
 Loans,net of unearned discounts:
     Commercial business                      177,260        164,230        149,579        140,605       130,946          146,332
     Commercial mortgage                      179,400        174,199        166,918        172,716       166,847          170,180
     Residential real estate                   33,870         35,568         38,866         41,205        40,686           39,078
     Construction loans                        64,141         58,052         48,936         50,959        59,720           54,435
     Consumer                                  37,401         40,371         38,080         36,850        34,853           37,538
     Lease financing                           54,123         93,575         97,348         95,065        88,474           93,615
     Loans held for sale                            -              -              -              -             -                -
                                             --------       --------       --------       --------      --------         --------
    Total loans                               546,195        565,995        539,727        537,400       521,526          541,178
 Investment securities(available for sale)     23,269         26,916         28,467         30,324        31,429           29,283
 Investment securities(held to maturity)       38,261         40,460         35,205         34,874        34,418           36,246
 Mortgage-backed securities                   195,436        174,236        155,086        134,391       116,534          145,056
                                             --------       --------       --------       --------      --------         --------

 Earning assets                               829,546        835,202        777,115        759,004       721,929          773,271
 Cash and due from banks(non-interest bearing) 16,612         18,125         17,270         15,146        16,426           16,762
 Other non-earning assets                      37,394         41,404         46,102         46,007        40,400           43,272
                                             --------       --------       --------       --------      --------         --------
     Total assets                            $883,552       $894,731       $840,487       $820,157      $778,755         $833,305
                                             ========       ========       ========       ========      ========         ========
Deposits:
   Demand                                    $ 80,637       $ 74,730       $ 70,700       $ 75,546      $ 69,559         $ 72,626
  Interest bearing:
     NOW and Supernow accounts                104,396         96,067         95,516         93,225        83,141           91,975
     Money Market Accounts                     45,848         39,713         37,133         36,234        35,855           37,223
     Passbook and Stmt Savings                 27,804         27,704         29,148         30,699        31,452           29,752
     Time deposits                            352,287        366,107        335,111        312,146       306,189          329,874
                                             --------       --------       --------       --------      --------         --------
   Total interest bearing deposits            530,335        529,591        496,908        472,304       456,637          488,824
 Federal Home Loan Bank borrowings            121,366        112,693        100,500         98,658        88,126          100,010
 Other borrowings                              54,704         83,961         83,085         89,722        84,257           85,257
                                             --------       --------       --------       --------      --------         --------
 Interest bearing liabilities                 706,405        726,245        680,493        660,684       629,020          674,091
 Non-interest bearing liabilities              24,248         23,805         18,636         23,689        17,425           20,652
 Capital securities                            20,235         20,228         22,009         14,458        14,453           17,795
 Total shareholders' equity                    52,027         49,723         48,649         45,780        48,298           48,141
                                             --------       --------       --------       --------      --------         --------
Total Liabilities and Shareholders' Equity   $883,552       $894,731       $840,487       $820,157      $778,755         $833,305
                                             ========       ========       ========       ========      ========         ========



AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                            2001                                            2000
                                        ------------          ----------------------------------------------------------------------
                                            First             Fourth            Third         Second          First          Year-
Average yields and rates                   Quarter            Quarter          Quarter        Quarter        Quarter       to-date
------------------------                ------------         ----------       ---------      ---------     ----------    -----------
Interest - earning assets
Interest-earning deposits                   5.47%              6.14%             6.58%         6.34%          5.67%         6.21%
Investment securities                       7.17%              7.08%             6.83%         6.75%          6.37%         6.76%
Mortgage-backed securities                  6.80%              7.14%             7.21%         7.37%          7.12%         7.21%
Single family residential loans             9.78%              7.81%             7.78%         7.55%          7.50%         7.65%
Commercial real estate loans                8.95%              8.75%             8.91%         8.87%          8.68%         8.80%
Construction loans                         10.38%             11.41%            11.60%        10.52%         10.23%        10.92%
Commercial business loans                   9.54%              9.91%             9.62%         9.14%          8.90%         9.43%
Lease financing                            10.33%             10.93%            11.08%        11.27%         11.35%        11.16%
Consumer loans                              7.86%              8.30%             8.25%         8.08%          7.81%         8.12%
                                          -------            -------            ------        ------         ------        ------
  Total interest - earning assets           8.51%              8.79%             8.83%         8.70%          8.52%         8.72%
                                          -------            -------            ------        ------         ------        ------

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                         3.41%              3.53%             3.54%         3.34%          3.10%         3.39%
   Money Market                             3.50%              3.31%             3.16%         3.12%          2.98%         3.15%
   Passbook and Statement Savings           1.71%              1.78%             1.77%         1.76%          1.78%         1.77%
   Time deposits                            6.07%              6.19%             5.99%         5.72%          5.47%         5.86%
                                          -------            -------            ------        ------         ------        ------
  Total interest - bearing deposits         5.10%              5.26%             5.06%         4.80%          4.59%         4.94%
FHLB borrowings                             5.65%              6.06%             5.98%         5.85%          5.50%         5.87%
Other borrowings                            5.93%              6.40%             6.05%         5.97%          5.73%         6.03%
                                          -------            -------            ------        ------         ------        ------
  Total interest - bearing liabilities      5.27%              5.52%             5.31%         5.11%          4.87%         5.22%

Interest Rate Spread                         3.24%             3.27%             3.52%         3.59%          3.65%         3.50%
Net Interest Margin                          4.03%             3.99%             4.18%         4.25%          4.28%         4.17%
Avg Int-earning assets to
  int-bearing liabilities                  117.43%           115.00%           114.20%       114.88%        114.77%       114.71%



PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                    2001                                         2000
                                                -----------      -------------------------------------------------------------------
                                                   First             Fourth             Third            Second              First
($ in thousands)                                  Quarter            Quarter           Quarter           Quarter            Quarter
                                                ------------     -------------       ------------      -----------       -----------
Assets
Cash and due from bank(interest bearing)         $ 16,548         $ 59,637           $ 16,380          $ 18,658          $ 19,668
 Loans and lease(net)                              548,749          535,712            555,630           535,354           535,084
 Investment securities:
   Held-to-maturity:
     Book                                           37,278           41,940             35,382            35,103            34,578
     Market                                         37,350           40,225             32,031            33,440            33,151
   Available-for-sale                                5,826           21,698             27,558            28,830            32,167
 Mortgage-backed securities                        241,431          183,468            175,960           152,779           135,162
                                                 ---------        ---------           --------          --------          --------
 Earning assets                                    849,832          842,455            810,910           770,724           756,659
 Cash and due from bank(non-interest bearing)       14,009           25,360             18,076            16,926            18,687
 Other non-earning assets                           41,066           46,434             49,308            51,659            46,101
 Net assets of discontinued operations                   -                -                  -                 -             1,164
                                                 ---------        ---------           --------          --------          --------
Total assets                                     $ 904,907        $ 914,249           $878,294          $839,309          $822,611
                                                 =========        =========           ========          ========          ========
Liabilities and shareholders' equity
------------------------------------
Deposits:
   Demand                                         $ 67,105         $ 88,356           $ 77,558          $ 79,213          $ 80,230
   Interest bearing                                528,067          529,187            512,087           491,120           467,410
                                                 ---------        ---------           --------          --------          --------
    Total deposits                                595,172          617,543            589,645           570,333           547,640
 Federal Home Loan Bank borrowings                 127,000          127,000            100,500           100,500            88,000
 Other borrowings                                   89,738           67,360             91,689            90,630            91,111
                                                 ---------        ---------           --------          --------          --------
 Interest bearing liabilities                      811,910          811,903            781,834           761,463           726,751
 Other Liabilities                                  20,695           31,954             27,912            16,590            35,011
                                                 ---------        ---------           --------          --------          --------
 Total liabilities                                 832,605          843,857            809,746           778,053           761,762
 Capital Securities                                 20,239           20,232             20,225            14,461            14,456
 Total shareholders' equity                         52,063           50,160             48,323            46,795            46,393
                                                 ---------        ---------           --------          --------          --------
Total Liabilities, cap sec, and equity           $ 904,907        $ 914,249           $878,294          $839,309          $822,611
                                                 =========        =========           ========          ========          ========
Other selected balances
 Intangible assets -- Goodwill                       2,605            3,042              5,377             5,499             5,832
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                                  130           (1,799)            (3,330)           (3,749)           (2,023)



Capital Data
(Unaudited)
                                                2001                                              2000
                                        -----------------   ------------------------------------------------------------------------
                                                First           Fourth           Third         Second          First         Year-
                                               Quarter          Quarter         Quarter        Quarter        Quarter       to-date
                                        -----------------   --------------   -------------   -----------     ---------     ---------

Per common share
Shares outstanding:
    Average-basic                            5,684,940         5,731,664       5,801,653      5,795,006      5,846,695    5,793,607
    Average-diluted                          5,829,134         5,889,374       6,005,429      5,991,080      6,048,070    5,984,594
    Period-end                               5,648,895         5,688,594       5,773,706      5,798,495      5,813,995    5,688,594
Book value                                       $9.22             $8.82           $8.37          $8.07          $7.98        $8.82
Tangible Book Value                              $8.76             $8.28           $7.44          $7.12          $6.98        $8.28
Price:
    High                                       9   5/8          10   3/4       12 79/128     11   27/32     12  67/256    12 79/128
    Low                                        7  1/16           7   1/8       11   3/16     10  15/128     10 107/256     7    1/8
    Close                                      7   3/8           7   1/8       11    1/4     11 201/256     10 107/256     7    1/8


Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital                              $61,935           $57,921         $55,182        $53,125        $50,282      $55,182
     % risk adjusted assets                      10.61%             9.79%           9.23%          9.22%          9.05%        9.23%
   Total capital                               $69,236           $65,311         $61,678        $59,633        $55,873      $61,678
     % risk adjusted assets                      11.86%            11.04%          10.32%         10.35%         10.06%       10.32%
Tier 1 leverage ratio                             6.95%             6.46%           6.42%          6.42%          6.22%        6.42%
Average shareholders' equity to
   total average assets                           5.89%             5.56%           5.79%          5.58%          6.20%        5.78%


